UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CONFORMIS, INC.
(Name of Registrant as Specified In Its Charter)

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Independent Proxy Advisory Firm ISS Recommends
Conformis Stockholders Vote “FOR” the Pending Merger with restor3d

BILLERICA, Mass., August 21, 2023 (GLOBE NEWSWIRE) -- Conformis, Inc. (NASDAQ:CFMS), a leading medical technology company featuring personalized knee and hip replacement products, announced today that leading independent proxy advisory firm, Institutional Shareholder Services Inc. (“ISS”), has recommended that Conformis stockholders vote “FOR” the pending merger transaction with restor3d.

As previously announced, under the terms of the definitive merger agreement, restor3d will acquire all outstanding shares of common stock of Conformis for $2.27 per share in an all cash transaction. Conformis is pleased that ISS shares its belief that the proposed merger with restor3d is in the best interests of all Conformis stockholders.

Special Meeting
The Conformis Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve the pending merger with restor3d in advance of the special meeting, which will be held virtually on August 31, 2023 at 12:00 PM, Eastern Time.

The Company encourages stockholders to submit their proxy as soon as possible, whether over the Internet, by telephone or by mail. To be valid, your vote must be received by 11:59 p.m. (Eastern Time) on August 30, 2023, the day preceding the special meeting of stockholders.

Further details on how to vote and the requirements with respect to attending the meeting virtually are contained in the definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission (the “SEC”) and mailed to stockholders of record on July 14, 2023.

Any stockholder with questions about the special meeting or in need of assistance in voting their shares should contact the Company’s proxy solicitor:
Mackenzie Partners
1407 Broadway, 27th Floor
New York, New York 10018
Email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
Toll-Free: (800) 322-2885

About restor3d, Inc.
Based in Durham, North Carolina, restor3d is a leading medical device company focused on enabling surgeons to improve the reconstruction and repair of the human body through 3D printed orthopedic medical devices with enhanced anatomical fit and superior integrative properties. restor3d seeks to improve medical device solutions by leveraging expertise in 3D printing of advanced biomedical materials, biomechanics modeling, and AI based planning and design tools.

About Conformis, Inc.
Conformis is a medical technology company focused on advancing orthopedic patient care and creating a world without joint pain. Its product portfolio is designed to maximize surgeon and patient choice by offering fully personalized solutions through its Image-to-Implant® Platinum Services℠ Program as well as data-informed, standardized solutions that combine many benefits of personalization with the convenience and flexibility of an off-the-shelf system. Conformis’ sterile, just-in-time, Surgery-in-a-Box™ delivery system is available with all of its implants and personalized, single-use instruments. Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover personalized implants and patient-specific instrumentation for all major joints.

For more information, visit www.conformis.com. To receive future releases in e-mail alerts, sign up at ir.conformis.com.

Additional Information and Where to Find It
In connection with the proposed merger transaction with restor3d, Conformis filed a Definitive Proxy Statement with the SEC on July 24, 2023. The Definitive Proxy Statement and proxy card is being mailed to Conformis stockholders in advance of the special meeting relating to the proposed merger, which is scheduled to occur on August 31, 2023. BEFORE MAKING ANY VOTING DECISION, CONFORMIS STOCKHOLDERS ARE URGED TO READ IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENTS (INCLUDING ANY FUTURE AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the Definitive Proxy Statement, definitive additional materials and such other documents containing important information about the proposed merger transaction at the SEC’s web site at www.sec.gov, and on Conformis’s website at www.conformis.com and clicking on the “Investors” link and then clicking on the "SEC Filings" link. The contents of the websites referenced above are not deemed to be incorporated by reference into the Definitive Proxy Statement. In addition, the Definitive Proxy Statement and other documents may be obtained free of charge by directing a request to Conformis, Inc., Investor Relations, 600 Technology Park Drive, Billerica, MA, telephone: (781) 374-5598.

Participants in the Solicitation
Conformis and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Conformis in connection with the proposed transaction. Information regarding Conformis’s directors and executive officers is included in the Definitive Proxy Statement referred to above. Security holders may also obtain information regarding Conformis’ directors and executive officers in Conformis’s definitive proxy statement for its 2023 annual meeting of stockholders (filed with the SEC on March 24, 2023), and in subsequent filings on Form 8-K. To the extent that holdings of Conformis securities have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Conformis as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the Definitive Proxy Statement

Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release about our future expectations, plans and prospects, the anticipated timing of our product launches, and our financial position and results, total revenue, product revenue, gross margin, operations and growth, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" or the negative of these terms or other and similar expressions are intended to identify forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the business and the price of Conformis’s common stock, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of Conformis stockholder approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the outcome of any legal proceedings that have been or may be instituted against Conformis or restor3D related to the proposed transaction, (v) and the other risks and uncertainties described in the "Risk Factors" sections of Conformis’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023, and other public filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

CONTACT FOR CONFORMIS INVESTORS:
Investor Relations
ir@conformis.com
(781) 374-5598